(KPM FUNDS LOGO)

                                     ANNUAL
                                     REPORT

                              KPM EQUITY PORTFOLIO

                                 JUNE 30, 2000

                                (KPM FUNDS LOGO)

                             PERFORMANCE STATISTICS

                              ONE YEAR ENDED     AVERAGE ANNUAL RETURN
                                  6/30/00       SINCE INCEPTION (7/5/94)
                              --------------    ------------------------
   Equity Portfolio              (19.29)%                9.36%

The total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

The first order of business in this letter to shareholders is to communicate a change in the management of the KPM Equity Portfolio. I have taken on the responsibility of managing the Fund after Bruce Van Kooten, the previous portfolio manager, resigned his position at KPM Investment Management, Inc. As many of you know, I have been President of the Fund since inception and have had an active role in the management of the Fund's Adviser, KPM Investment Management. I've been in this business for over 25 years and have been affiliated with KPM for the past 13 years. My investment philosophy is similar to Bruce's; that is, value-oriented. However, at times I may include companies that are value-priced but have higher growth characteristics. For example, we recently purchased CVS Corp. (CVS-$36), a fast-growing drug store chain, second in size to Walgreen's and one of the best performing companies in all of retail. We also added Gannett Corp (GCI-$56), the largest newspaper chain in the country and owner of the very popular USA Today. My philosophy will also differ slightly from the previous manager in that I have less patience with companies that do not meet our fundamental expectations. In the equity markets of today, if a company makes a mistake, investors punish the stock quickly and severely. Moreover, the share price will remain in the "penalty box" for a long time before investors will come back into the name. Consequently, unless a quick turnaround is evident, my tendency is to eliminate the position and invest the proceeds in a situation with better prospects.

I also wanted to express my appreciation for the commitment you have made to the KPM Equity Portfolio and the patience you have shown during the past couple years when value investing significantly underperformed. I believe the tide is turning and am looking forward to improving the performance of your Fund in the months and years ahead.

PORTFOLIO AND MARKET COMMENTARY

The equity markets were generally weak during the first half of Calender 2000 (which is the second half of KPM Fund's fiscal year). The March quarter started out much the same way 1999 ended, with technology stocks soaring to record highs and most everything else falling. However, as that quarter came to a close a change in leadership started to unfold. "Old Economy" value stocks began to strengthen, and air began to leak from the "new economy" technology bubble.
This reversal, which started in mid-March, gained significant momentum into mid-April and a significant shakeout in many technology stocks took place. For example, from the highs reached in early March, the NASDAQ Composite (which is heavily weighted toward technology) plunged some 37% by the middle part of April. At the same time, many value stocks rallied sharply and produced significant gains. For example, after falling in the early part of the year, the KPM Equity Portfolio rose nearly 17% during the mid-March through mid-April period.

This see-saw battle between growth and value continued to rage on during the calendar second quarter as growth stocks rallied through June and value stocks gave back some gains. Overall, growth once again outperformed value for the six month period ended June 30, 2000. Although the KPM Equity Portfolio performed better in the June quarter, the full six month period produced a decline of 7.9%. Together with a decrease of 11.37% in the first half of the fiscal year, this resulted in a very disappointing loss of 19.29% for the year.

Obviously, this kind of performance is unacceptable, and, as the new portfolio manager, I am committed to making improvements. My goal is to manage the KPM Equity Portfolio emphasizing high quality companies with good growth profiles and reasonable valuations. I am especially keen on adding companies operating in the "Old Economy" that will benefit from utilizing "New Economy" technologies. However, we do not have to own the very expensive (and very risky) high tech companies to benefit from the dramatic changes taking place in technology. For example, "Old Economy" companies that embrace the internet to help sell products, improve their procurement processes and reduce costs should see growing profits and higher stock prices over time. In other words, the "users" of all this new technology will benefit greatly in the future.

OUTLOOK

As we move into the second half of the calendar year, several dynamics are unfolding. For one, investors are realizing that profits and valuations matter. The high flying technology stocks, after a partial recovery from the drubbing in April, are again coming under significant selling pressure. Companies with little or no earnings that were once soaring "dot.com" stocks have fallen 70-80-90% from their highs. Moreover, investors are finding that even the more seasoned technology stocks are susceptible to sharp declines when valuations get out of hand. In contrast, many of the more traditional value stocks are again performing better. Financial service stocks have been strong, especially in the property & casualty insurance area. Berkshire Hathaway (BRE-$63,000), one of our largest holdings, has risen nearly 17% since the end of our fiscal year (June 30), and Allstate (ALL-$29) is up 28%. Overall, the KPM Equity Portfolio has gained about 4% over the past month and a half, which compares very favorably to most of the major indices especially to the growth indices, many of which are down.

I am convinced we can regain the superior performance the KPM Equity Portfolio once enjoyed. I will do all I can to make that happen.

Thank you for your patronage.

/s/ Rodney D. Cerny

Rodney D. Cerny
President
Portfolio Manager

PORTFOLIO PROFILE AS OF JUNE 30, 2000

                                             KPM EQUITY
                                          WEIGHTED AVERAGE        S&P 500
                                          ----------------        -------
   Price/Earnings*<F1>                         15.5x               25.3x
   Price/Book Value                             3.3x                5.0x
   Dividend Yield                               1.7%                1.1%
   Return on Equity (5-year average)           23.7%               18.0%
   Market Capitalization                   $59.0 billion       $148.4 billion
   *<F1> based on 2000 estimates

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR THE YEAR ENDED JUNE 30, 2000

                                                            SINCE INCEPTION
                                1 YEAR        3 YEARS           7/5/94
                                ------        -------       ---------------
   KPM Equity Portfolio        (19.29)         (4.85)            9.36

     Date                KPM Equity Portfolio            S&P 500 Composite
     ----                --------------------            -----------------
      7/5/94                   $10,000                        $10,000
     12/31/94                  $10,234                        $10,440
      6/30/95                  $12,201                        $12,549
     12/31/95                  $13,565                        $14,363
      6/30/96                  $15,162                        $15,813
     12/31/96                  $17,506                        $17,660
      6/30/97                  $19,850                        $21,300
     12/31/97                  $21,023                        $23,554
      6/30/98                  $21,612                        $27,725
     12/31/98                  $20,204                        $30,284
      6/30/99                  $21,185                        $29,869
     12/31/99                  $18,776                        $32,172
      6/30/00                  $17,098                        $32,037

This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                              KPM EQUITY PORTFOLIO
                    SCHEDULE OF INVESTMENTS -- JUNE 30, 2000

COMMON STOCKS -- 94.1%                           SHARES               VALUE
--------------------------------------------------------------------------------
BASIC MATERIALS -- 4.5%
FiberMark, Inc. *<F2>                             7,000            $   86,625
Potash Corporation                                4,500               248,344
                                                                   ----------
                                                                      334,969
                                                                   ----------

CAPITAL GOODS -- 14.2%
BP Amoco                                          6,060               342,769
Emerson Electric Co.                              4,000               241,500
Honeywell International, Inc.                     8,000               269,500
Pentair, Inc.                                     6,000               213,000
                                                                   ----------
                                                                    1,066,769
                                                                   ----------

COMMUNICATION SERVICES -- 9.8%
AT&T Corp.                                        3,500               110,687
SBC Communications, Inc.                          7,000               302,750
Worldcom, Inc. *<F2>                              7,000               321,125
                                                                   ----------
                                                                      734,562
                                                                   ----------

CONSUMER CYCLICALS -- 6.6%
The Dun & Bradstreet Corporation                 12,000               343,500
Mattel, Inc.                                     11,500               151,656
                                                                   ----------
                                                                      495,156
                                                                   ----------

CONSUMER STAPLES -- 14.4%
Anheuser-Busch Companies, Inc.                    3,000               224,063
Kimberly-Clark Corporation                        5,000               286,875
McDonald's Corporation                            8,000               263,500
Philip Morris Companies Inc.                     11,500               305,469
                                                                   ----------
                                                                    1,079,907
                                                                   ----------

DIRECT MARKETING -- 3.3%
SITEL Corporation *<F2>                          50,000               246,875
                                                                   ----------

ENERGY -- 4.2%
Exxon Mobil Corporation                           4,000               314,000
                                                                   ----------

FINANCIAL SERVICES -- 9.8%
Freddie Mac                                       9,000               364,500
SLM Holding Corporation                          10,000               374,375
                                                                   ----------
                                                                      738,875
                                                                   ----------

INSURANCE -- 7.6%
The Allstate Corporation                         10,000               222,500
Berkshire Hathaway Inc. *<F2>                       200               352,000
                                                                   ----------
                                                                      574,500
                                                                   ----------

HEALTHCARE -- 6.6%
IMS Health, Inc.                                 10,500               189,000
Johnson & Johnson                                 3,000               305,625
                                                                   ----------
                                                                      494,625
                                                                   ----------

RETAIL -- 3.0%
CVS Corporation                                   5,600               224,000
                                                                   ----------

TECHNOLOGY -- 10.1%
Electronic Data Systems
  Corporation                                     6,100               251,625
First Data Corporation                            5,000               248,125
Gartner Group, Inc. *<F2>                        14,000               168,000
Transaction Systems
  Architects, Inc. *<F2>                          5,500                93,844
                                                                   ----------
                                                                      761,594
                                                                   ----------
TOTAL COMMON STOCK
  (cost $6,241,221)                                                 7,065,832
                                                                   ----------

SHORT-TERM                                    PRINCIPAL
INVESTMENTS -- 6.1%                            AMOUNT
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES -- 6.1%
American Family Financial
  Services, Inc.                               $449,190               449,190
Wisconsin Corporate Central
  Credit Union                                    9,593                 9,593
                                                                   ----------
                                                                      458,783
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $458,783)                                                     458,783
                                                                   ----------
TOTAL INVESTMENTS -- 100.2%
  (cost $6,700,004)                                                 7,524,615
Liabilities in excess of other assets -- (0.2)%                       (13,228)
                                                                   ----------
Total net assets -- 100.0%                                         $7,511,387
                                                                   ----------
                                                                   ----------
*<F2> Non-income producing

                     See notes to the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000

                                                                       KPM
                                                                     EQUITY
                                                                    PORTFOLIO
                                                                    ---------
ASSETS:
Investments, at value (cost of $6,700,004)                         $7,524,615
Dividends and interest receivable                                      14,264
Receivable from Adviser                                                 2,071
Other assets                                                            1,368
                                                                   ----------
     Total assets                                                   7,542,318
                                                                   ----------

LIABILITIES:
Payable to Distributor                                                  2,287
Accrued expenses and other liabilities                                 28,644
                                                                   ----------
     Total liabilities                                                 30,931
                                                                   ----------
NET ASSETS                                                         $7,511,387
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $4,559,427
Accumulated undistributed net investment income                        10,515
Accumulated undistributed net realized gain on investments          2,116,834
Unrealized appreciation on investments                                824,611
                                                                   ----------
NET ASSETS                                                         $7,511,387
                                                                   ----------
                                                                   ----------
Shares issued and outstanding (Fifty million
  shares of $0.00001 par value authorized)                            604,341
Net asset value per share (offering and redemption price)          $    12.43
                                                                   ----------
                                                                   ----------

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

                                                                      KPM
                                                                    EQUITY
                                                                   PORTFOLIO
                                                                   ---------
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $2,218)               $   234,027
Interest                                                               32,797
                                                                  -----------
     Total investment income                                          266,824
                                                                  -----------

EXPENSES:
Investment advisory fees                                              119,890
Distribution fees (12b-1)                                              37,466
Transfer agent fees and expenses                                       36,906
Administrative fees                                                    30,012
Fund accounting fees                                                   25,424
Custody fees and expenses                                               7,133
Directors' fees and expenses                                            6,588
Shareholder reports                                                     5,124
Professional fees                                                       5,004
Registration and filing fees                                            1,155
Other                                                                     732
                                                                  -----------
     Total expenses before reimbursement from Adviser                 275,434
     Less, expense reimbursement                                      (50,612)
                                                                  -----------
Net expenses                                                          224,822
                                                                  -----------
NET INVESTMENT INCOME                                                  42,002
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                    2,117,070
Net change in unrealized depreciation of investments               (6,205,753)
                                                                  -----------
NET LOSS ON INVESTMENTS                                            (4,088,683)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(4,046,681)
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     KPM EQUITY PORTFOLIO
                                                                              ---------------------------------
                                                                                  YEAR                YEAR
                                                                                 ENDED               ENDED
                                                                             JUNE 30, 2000       JUNE 30, 1999
                                                                             -------------       -------------
OPERATIONS:
Net investment income                                                         $     42,002        $    160,025
Net realized gain on investments                                                 2,117,070             963,869
Change in unrealized depreciation of investments                                (6,205,753)         (3,309,904)
                                                                              ------------        ------------
     Net decrease in net assets resulting from operations                       (4,046,681)         (2,186,010)
                                                                              ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                              (31,487)           (165,014)
Net realized gain on investments                                                  (962,486)         (1,379,833)
                                                                              ------------        ------------
     Total dividends and distributions                                            (993,973)         (1,544,847)
                                                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                        2,760,592           5,660,483
Shares issued in connection with payment of dividends and distributions            952,040           1,411,524
Cost of shares redeemed                                                        (17,512,100)        (33,104,645)
                                                                              ------------        ------------
     Net decrease in net assets from capital share transactions                (13,799,468)        (26,032,638)
                                                                              ------------        ------------
TOTAL DECREASE IN NET ASSETS                                                   (18,840,122)        (29,763,495)
                                                                              ------------        ------------

NET ASSETS:
Beginning of year                                                               26,351,509          56,115,004
                                                                              ------------        ------------
End of year*<F3>                                                              $  7,511,387        $ 26,351,509
                                                                              ------------        ------------
*<F3> Including undistributed net investment income of:                       $     10,515        $         --
                                                                              ------------        ------------
                                                                              ------------        ------------

CHANGES IN SHARES OUTSTANDING:
Shares sold                                                                        205,710             375,834
Shares issued in connection with payment of dividends and distributions             68,052              91,538
Shares redeemed                                                                 (1,283,237)         (2,095,537)
                                                                              ------------        ------------
NET DECREASE IN SHARES OUTSTANDING                                              (1,009,475)         (1,628,165)
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                KPM EQUITY PORTFOLIO
                                                -----------------------------------------------------------------------------------
                                                     YEAR             YEAR              YEAR             YEAR              YEAR
                                                    ENDED             ENDED            ENDED             ENDED            ENDED
                                                JUNE 30, 2000     JUNE 30, 1999    JUNE 30, 1998     JUNE 30, 1997    JUNE 30, 1996
                                                -------------     -------------    -------------     -------------    -------------
NET ASSET VALUE -
  BEGINNING OF YEAR                                 $16.33            $17.31           $17.92            $14.53           $12.00
                                                    ------            ------           ------            ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.04              0.07             0.08              0.05             0.05
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                                     (3.10)            (0.45)            1.31              4.25             2.83
                                                    ------            ------           ------            ------           ------
     Total from investment
       operations                                    (3.06)            (0.38)            1.39              4.30             2.88
                                                    ------            ------           ------            ------           ------

LESS DISTRIBUTIONS:
Dividends from net investment
  income                                             (0.02)            (0.07)           (0.08)            (0.06)           (0.05)
Distributions from net realized
  gain from investment
  transactions                                       (0.82)            (0.53)           (1.92)            (0.85)           (0.30)
                                                    ------            ------           ------            ------           ------
     Total distributions                             (0.84)            (0.60)           (2.00)            (0.91)           (0.35)
                                                    ------            ------           ------            ------           ------
NET ASSET VALUE - END OF YEAR                       $12.43            $16.33           $17.31            $17.92           $14.53
                                                    ------            ------           ------            ------           ------
                                                    ------            ------           ------            ------           ------

TOTAL RETURN                                       -19.29%            -1.97%            8.88%            30.92%           24.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year
  (thousands)                                       $7,511           $26,352          $56,115           $41,343          $30,565
Ratio of expenses to average
  net assets                                         1.50%(1)<F4>      1.43%(1)<F4>     1.42%             1.45%            1.50%
Ratio of net investment income
  to average net assets                              0.28%(1)<F4>      0.41%(1)<F4>     0.45%             0.34%            0.40%
Portfolio turnover rate                             22.93%            36.22%           32.25%            41.83%           34.05%

(1)<F4> Without fees waived, ratio of expenses to average net assets would have been 1.84% and 1.43% and ratio of net investment income to average net assets would have been -0.06% and 0.41% for the years ended June 30, 2000 and June 30, 1999, respectively.

                     See notes to the financial statements.

                                KPM FUNDS, INC.
               NOTES TO THE FINANCIAL STATEMENTS -- JUNE 30, 2000

1. ORGANIZATION

KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2000, the Fund had one series in operation: the KPM Equity Portfolio (the "Portfolio").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

USE OF ESTIMATES: In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS: Investment securities are carried at value determined using the following valuation methods:

o Securities traded on a national securities exchange are valued at the last reported sale price at the close of business of the exchange.

o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

o Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

All securities are valued in accordance with the above noted policies at the close of each business day.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

FEDERAL INCOME TAXES: It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Portfolio intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Short-term securities are amortized using the straight-line method of amortization. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rate presented below as applied to the Portfolio's daily net assets. The Adviser has voluntarily agreed to reimburse the Portfolio to the extent of the advisory fee paid, if operating expenses exceed the annual rate presented below as applied to the Portfolio's daily net assets. The total amount of fees waived by the Adviser for the year ended June 30, 2000 was $50,612.

                                                            KPM EQUITY
                                                            PORTFOLIO
                                                            ----------
    Annual Advisory Rate                                       0.80%
    Annual Cap on Expenses                                     1.50%

The Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares. Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of 0.25% per annum of the Portfolio's daily net assets. Under the terms of the distribution agreement, the Portfolio incurred $37,466 for such service.

For the year ended June 30, 2000, the KPM Equity Portfolio paid KPSP $50 in broker commissions.

4. SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 2000 were as follows:

                                                            KPM EQUITY
                                                            PORTFOLIO
                                                            ----------
    Purchases:
       U.S. Government                                              --
       Other                                               $ 3,294,988
    Sales:
       U.S. Government                                              --
       Other                                               $17,579,098

At June 30, 2000, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                     NET
                                APPRECIATION    APPRECIATION    DEPRECIATION
                                ------------    ------------    ------------
    KPM Equity Portfolio          $800,098       $1,455,164      $(655,066)

At June 30, 2000, the cost of investment securities for income tax purposes was $6,724,517. The cost of investment securities for income tax purposes differs from the cost of investment securities for financial statement reporting purposes by $24,513, which is attributable to wash sale loss deferrals.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of KPM Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the KPM Equity Portfolio (the "Portfolio"), a series of KPMFunds, Inc., including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1996 were audited by other auditors whose report, dated
July 12, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Portfolio's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KPM Equity Portfolio as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 22, 2000

INVESTMENT ADVISER
KPM Investment Management, Inc.

DISTRIBUTOR
Kirkpatrick, Pettis, Smith, Polian Inc.

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND SHAREHOLDER SERVICING AGENT
Firstar Mutual Fund Services, LLC

CUSTODIAN
Firstar Bank, N.A.

This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

                                (KPM FUNDS LOGO)

                        10250 Regency Circle, Suite 500
                              Omaha, NE 68114-3723